UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________________________

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 31, 2012

PARKWAY PROPERTIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, FL 32801
(Address of Principal Executive Offices, including zip code)

(407) 650-0593
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

0	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
0	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
0	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
0	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 31, 2012, Parkway 550 South Caldwell, LLC (the "Buyer"), an affiliate of Parkway Properties, Inc. (the "Company" or "Parkway"), completed the acquisition of NASCAR Plaza, a 390,000 square foot office tower located in the central business district of Charlotte, North Carolina for $99.9 million.  In connection with the acquisition, the Company assumed the existing first mortgage secured by the property with a stated value of $42.6 million, a fixed interest rate of 4.7% and a maturity date of March 30, 2016.

On November 1, 2012, the Company filed a Current Report on Form 8-K (the "Initial Report") with regard to the execution of the purchase and sale agreement for the acquisition of the NASCAR Plaza.

This amendment is being filed for the sole purpose of filing the financial statements prepared pursuant to Rule 3-14 of Regulation S-X and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report.

After reasonable inquiry, the Company is not aware of any other material factors relating to this property that would cause the reported financial information not to be necessarily indicative of future operating results.

The Company and its operations are, however, subject to a number of risks and uncertainties.  For a discussion of such risks, see the risks identified in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Form 10-Q for the quarter ended September, 30, 2012 under Item 1A Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Selected Acquisition Properties.

The following audited financial statement of NASCAR Plaza for the year ended December 31, 2011 is attached hereto.
Page
Independent Auditors' Report	F-1
Statements of Revenues and Certain Expenses	F-2
Notes to Statements of Revenues and Certain Expenses	F-3

(b) Pro forma financial information.
The following unaudited Pro Forma Consolidated Financial Statements of Parkway for the year ended December 31, 2011 and as of and for the nine months ended September 30, 2012 are attached hereto:

Pro Forma Consolidated Financial Statements (Unaudited)	F-4
Pro Forma Consolidated Balance Sheet (Unaudited) – As of September 30, 2012 Pro Forma Consolidated Statements of Operations and Comprehensive Income	F-5
(Unaudited) – for the Year Ended December 31, 2011	F-6
Pro Forma Consolidated Statements of Operations and Comprehensive Income
(Unaudited) – for the Nine Months Ended September 30, 2012	F-7
Notes to Pro Forma Consolidated Statements of Operations and Comprehensive Income (Unaudited)	F-8

As this property is directly owned by an entity that has elected to be treated as a real estate investment trust (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(d) Exhibits

23.1 Consent of Ernst & Young LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  February 6, 2013
  PARKWAY PROPERTIES, INC.

  BY:            /s/ Jeremy R. Dorsett
                                                                           Jeremy R. Dorsett
                                                                           Executive Vice President and
                                                                           General Counsel

Independent Auditors' Report

The Board of Directors
Parkway Properties, Inc.:

We have audited the accompanying statement of revenues and certain expenses of NASCAR Plaza (the Property) for the year ended December 31, 2011.  This statement of revenues and certain expenses is the responsibility of the Property's management.  Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, for inclusion in a Form 8-K/A of Parkway Properties, Inc. and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Property for the year ended December 31, 2011 in conformity with U.S. generally accepted accounting principles.

  /s/ Ernst & Young LLP

Houston, Texas
February 6, 2013

NASCAR Plaza

Statements of Revenues
 and Certain Expenses
(in thousands)

	Nine Months Ended September 30, 2012	Year Ended December 31, 2011
Revenues:	(unaudited)
Rental property revenue	$4,474	$5,760
Other income	44	53
	4,518	5,813

Certain expenses:
Operating expenses	918	1,037
Real estate taxes	581	789
Personnel	222	298
Utilities	301	334
Interest expense	1,099	1,466
	3,121	3,924
Excess of revenues over certain expenses	$1,397	1,889

See accompanying notes to statements of revenues and certain expenses.

NASCAR Plaza
Notes to Statements of Revenues
and Certain Expenses

 1.    Organization and Significant Accounting Policies

 Description of Property

On December 31, 2012, Parkway 550 South Caldwell, LLC (the "Buyer"), an affiliate of Parkway Properties, Inc. (the "Company" or "Parkway"), completed the acquisition of NASCAR Plaza, a 390,000 square foot (unaudited) office tower located in the central business district of Charlotte, North Carolina for $99.9 million.  In connection with the acquisition, the Company assumed the existing first mortgage secured by the property with a stated value of $42.6 million, with a fixed interest rate of 4.7% and a maturity date of March 30, 2016.

 Management's Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period.  Actual results could differ from those estimates.

Rental Revenue

 Minimum rents from leases are recognized as revenue ratably over the term of each lease using the straight-line method.  Tenant reimbursements are recognized as revenue as the applicable services are rendered or expenses incurred.

 The future minimum rents for the Property's non-cancelable operating leases at December 31, 2011 are as follows (in thousands):

Year	Amount
2012	$4,541
2013	8,395
2014	8,944
2015	8,687
2016	8,694
Thereafter	54,681
$93,942

The above amounts do not include tenant reimbursements for utilities, taxes, insurance and common area maintenance.

During the year ended December 31, 2011, two tenants accounted for approximately 77.9% of the Property's rental property revenue.  No other tenant accounted for more than 10% of rental property revenue in 2011.

2.     Basis of Accounting

 The accompanying statement of revenues and certain expenses is presented on the accrual basis.  The statement has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired.  Accordingly, the statement excludes certain expenses not comparable to the future operations of the Property such as depreciation and amortization, management fees, income taxes and payroll and other costs not directly related to the proposed future operations of the Property.  Management is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results.

The accompanying unaudited interim statement of revenues and certain expenses was prepared on the same basis as the statement of revenues and certain expenses for the year ended December 31, 2011.  In the opinion of management, all adjustments, consisting only of normal recurring adjustments necessary for a fair presentation of the information for this interim period have been made.  The excess of revenues over certain expenses for such interim period is not necessarily indicative of the excess of revenue over certain expenses for the full year.

3.     Mortgage Note Payable

In connection with the acquisition, the Company assumed the existing first mortgage secured by the property with a stated value of $42.6 million, with a fixed interest rate of 4.7% and a maturity date of March 30, 2016.  As the Company assumed the existing mortgage secured by the property, interest expense associated with the existing mortgage is presented within certain expenses at an effective rate of 3.4% as it is comparable to the future operations of the Property.

4.     Subsequent Events

The acquisition of the Property was completed on December 31, 2012.  Management has evaluated subsequent events related to the Property for recognition of disclosure through February 6, 2013, which is the date the statement of revenues and certain expenses was available to be issued and determined that there are no other items to disclose.

PARKWAY PROPERTIES, INC.

Pro Forma Consolidated Statements of Operations and Comprehensive Income
(Unaudited)

        The following pro forma consolidated balance sheet (unaudited) as of September 30, 2012 and pro forma consolidated statements of operations and comprehensive income (unaudited) of the Company for the year ended December 31, 2011 and nine months ended September 30, 2012 give effect to the purchase of NASCAR Plaza for the periods stated.  The pro forma consolidated financial statements have been prepared by management of Parkway based upon the historical financial statements of Parkway and the adjustments and assumptions in the accompanying notes to the pro forma consolidated financial statements.

       The pro forma consolidated balance sheet sets forth the effect of NASCAR Plaza as if the purchase had been consummated on September 30, 2012.

       The pro forma consolidated statements of operations and comprehensive income set forth the effect of NASCAR Plaza as if the purchase had been consummated on January 1, 2011.

       These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the transaction had occurred on the dates indicated or which may be obtained in the future.  The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of Parkway included in its annual report on Form 10-K for the year ended December 31, 2011.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
 SEPTEMBER 30, 2012
(Unaudited)
	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
Assets		(In thousands)
Real estate related investments:
Office and parking properties	$1,442,759	$87,325	$1,530,084
Accumulated depreciation	(190,154)	-	(190,154)
	1,252,605	87,325	1,339,930

Land available for sale	250	-	250
	1,252,855	87,325	1,340,180

Rents receivable and other assets	109,874	3,491	113,365
Intangible assets, net	114,018	13,508	127,526
Assets held for sale	7,031	-	7,031
Management contracts, net	47,010	-	47,010
Cash and cash equivalents$	53,556	-	53,556
Total assets	$1,584,344	$104,324	$1,688,668

Liabilities
Notes payable to banks	$125,000	$56,600	$181,600
Mortgage notes payable	549,429	42,977	592,406
Accounts payable and other liabilities	79,868	4,747	84,615
Liabilities related to assets held for sale	361	-	361
Total liabilities	754,658	104,324	858,982

Stockholders' Equity
8.00% Series D Preferred stock, $.001 par value, 5,421,296 shares authorized, issued and outstanding	128,942	-	128,942
Common stock, $.001 par value, 98,578,704 shares authorized, 41,191,461 shares issued and outstanding	41	-	41
Common stock held in trust, at cost, 9,964 shares	(186)	-	(186)
Additional paid-in capital	719,031	-	719,031
Accumulated other comprehensive loss	(4,711)	-	(4,711)
Accumulated deficit	(278,923)	-	(278,923)
Total Parkway Properties, Inc. stockholders' equity	564,194	-	564,194
Noncontrolling interests	265,492	-	265,492
Total equity	829,686	-	829,686
Total liabilities and equity	$1,584,344	$104,324	$1,688,668

See accompanying notes.

PARKWAY PROPERTIES, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
(Unaudited)
	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$149,000	$5,205	$154,205
Management company income	16,896	-	16,896
Total revenues	165,896	5,205	171,101

Expenses and other
Property operating expense	61,637	2,458	64,095
Depreciation and amortization	57,002	4,338	61,340
Impairment loss on real estate	6,420	-	6,420
Impairment loss on mortgage loan receivable	9,235	-	9,235
Change in fair value of contingent consideration	(13,000)	-	(13,000)
Management company expenses	13,337	-	13,337
General and administrative	18,805	-	18,805
Acquisition costs	17,219	-	17,219
Total expenses and other	170,655	6,796	177,451

Operating loss	(4,759)	(1,591)	(6,350)

Other income and expenses
Interest and other income	938	-	938
Equity in earnings of unconsolidated joint ventures	57	-	57
Gain on sale of real estate	743	-	743
Interest expense	(31,612)	(3,751)	(35,363)

Loss before income taxes	(34,633)	(5,342)	(39,975)

Income tax expense	(56)	-	(56)

Loss from continuing operations	(34,689)	(5,342)	(40,031)
Discontinued operations:
Loss from discontinued operations	(195,139)	-	(195,139)
Gain on sale of real estate from discontinued operations	17,825	-	17,825
Total discontinued operations	(177,314)	-	(177,314)

Net loss	(212,003)	(5,342)	(217,345)
Net loss attributable to noncontrolling interests	85,100	-	85,100

Net loss for Parkway Properties, Inc.	(126,903)	(5,342)	(132,245)
Change in market value of interest rate swaps	(337)	(1,709)	(2,046)
Comprehensive loss	$(127,240)	$(7,051)	$(134,291)

Net loss for Parkway Properties, Inc.	$(126,903)	$(5,342)	$(132,245)
Dividends on preferred stock	(10,052)	-	(10,052)
Net loss attributable to common stockholders	$(136,955)	$(5,342)	$(142,297)

Net loss per common share attributable to Parkway Properties, Inc.:
Basic and Diluted:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(1.80)		$(2.05)
Discontinued operations	(4.57)		(4.57)
Basic and diluted net loss attributable to Parkway Properties, Inc.	$(6.37)		$(6.62)

Weighted average shares outstanding:
Basic	21,497		21,497
Diluted	21,497		21,497

Amounts attributable to Parkway Properties, Inc. common stockholders:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(38,710)		$(44,052)
Discontinued operations	(98,245)		(98,245)
Net loss attributable to common stockholders	$(136,955)		$(142,297)

See accompanying notes.

PARKWAY PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012
(Unaudited)

	Parkway Historical	Pro Forma Adjustments (1)	Parkway Pro Forma
	(In thousands, except per share data)
Revenues
Income from office and parking properties	$149,995	$4,062	$154,057
Management company income	14,996	-	14,996
Total revenues	164,991	4,062	169,053

Expenses and other
Property operating expense	58,803	2,022	60,825
Depreciation and amortization	59,046	3,254	62,300
Change in fair value of contingent consideration	216	-	216
Management company expenses	12,966	-	12,966
General and administrative	11,266	-	11,266
Acquisition costs	1,491	-	1,491
Total expenses and other	143,788	5,276	149,064

Operating income	21,203	(1,214)	19,989

Other income and expenses
Interest and other income	205	-	205
Gain on sale of real estate	48	-	48
Recovery of losses on mortgage loan receivable	500	-	500
Interest expense	(26,301)	(2,159)	(28,460)

Loss before income taxes	(4,345)	(3,373)	(7,718)

Income tax expense	(143)	-	(143)

Loss from continuing operations	(4,488)	(3,373)	(7,861)
Discontinued operations:
Income from discontinued operations	2,538	-	2,538
Gain on sale of real estate from discontinued operations	9,767	-	9,767
Total discontinued operations	12,305	-	12,305

Net Income	7,817	(3,373)	4,444
Net loss attributable to noncontrolling interest – real estate partnerships	1,789	-	1,789
Net income attributable to noncontrolling interests – unit holders	1	-	1

Net income for Parkway Properties, Inc.	9,607	(3,373)	6,234
Change in market value of interest rate swaps	(1,371)	(200)	(1,571)
Comprehensive income	$8,236	$(3,573)	$4,663

Net income for Parkway Properties, Inc.	$9,607	$(3,373)	$6,264
Dividends on preferred stock	(8,132)	-	(8,132)
Dividends on convertible preferred stock	(1,011)	-	(1,011)
Net income (loss) attributable to common stockholders	$464	$(3,373)	$(2,909)

Net income (loss) per common share attributable to Parkway Properties, Inc.:
Basic and Diluted:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(0.28)		$(0.41)
Discontinued operations	0.30		0.30
Basic and diluted net income (loss) attributable to Parkway Properties, Inc.	$0.02		$(0.11)

Weighted average shares outstanding:
Basic	27,199		27,199
Diluted	27,199		27,199

Amounts attributable to Parkway Properties, Inc. common stockholders:
Loss from continuing operations attributable to Parkway Properties, Inc.	$(7,622)		$(10,995)
Discontinued operations	8,086		8,086
Net income (loss) attributable to common stockholders	$464		$(2,909)

See accompanying notes.

PARKWAY PROPERTIES, INC.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.            On December 31, 2012, Parkway 550 South Caldwell, LLC (the "Buyer"), an affiliate of Parkway Properties, Inc. (the "Company" or "Parkway"), completed the acquisition of NASCAR Plaza, a 390,000 square foot (unaudited) office tower located in the central business district of Charlotte, North Carolina for $99.9 million.  In connection with the acquisition, the Company assumed the existing first mortgage secured by the property with a stated value of $42.6 million, a fixed interest rate of 4.7% and a maturity date of March 30, 2016.  The Company acquired NASCAR Plaza from 550 South Caldwell Investors, LLC (the "Seller"), a Delaware limited liability company, and funded the acquisition by the assumption of the existing first mortgage and with borrowings under its Amended and Restated Credit Agreement (the "Credit Facility").  The Seller is not affiliated with the Company or its advisors.

The pro forma adjustments to the Consolidated Balance Sheet as of September 30, 2012 set forth the effects of Parkway's purchase of NASCAR Plaza as if the purchase had been consummated on September 30, 2012.

The pro forma effect of the allocation of purchase price to assets acquired and liabilities assumed with the purchase of NASCAR Plaza is as follows (in thousands):

Pro Forma Adjustments
Real estate investments:
Building	$76,771
Site improvements	20
Tenant improvements	10,534
Total real estate investments acquired	87,325
Lease costs	3,329
Intangible assets:
Above-market leases	7,558
Lease in place value	5,950
Total assets acquired	$104,162

Liabilities assumed:
Below market leases	$2,663
Fair value of interest rate swap	1,787
Mortgage notes payable	42,977
Total liabilities assumed	47,427

Pro forma effect of net assets acquired	$56,735

The pro forma effect of additional amounts paid by Parkway or received from the seller in connection with the purchase and related financing of these office properties are as follows (in thousands):

Pro Forma Adjustments
Rents receivable and other assets:
Escrows and other deposits	$138
Capitalized loan costs, net	24
$162
Accounts payable and other liabilities:
Prepaid rent	$258
Security deposits payable	39
$297

See note 2(c) for discussion of notes payable to banks and mortgage notes payable.

2.            The pro forma adjustments to the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, 2011 and nine months ended September 30, 2012 set forth the effect of Parkway's purchase of NASCAR Plaza as if the purchase had been consummated on January 1, 2011.

The pro forma adjustments are detailed below for the year ended December 31, 2011 and nine months ended September 30, 2012.

          The effect of the purchase of NASCAR Plaza on income and expenses from real estate properties is as follows:

(a)   For the year ended December 31, 2011 (in thousands):

Pro Forma Adjustments
Rental property revenue	$5,760
Other income	53
Above market lease value amortization	(608)
Income from office and parking properties	5,205

Property operating expenses	2,458
Depreciation and amortization	4,338
Total expenses	6,796
Operating loss	(1,591)
Interest expense	(3,751)
Loss from continuing operations	(5,342)
Net loss attributable to noncontrolling interests	-
Loss from continuing operations attributable to common stockholders	$(5,342)

             Depreciation and amortization is provided by the straight-line method over the estimated useful life of the asset as defined below:

Estimated Useful Life
Building and garage	40 years
Building improvements	15 years
Tenant improvements	Remaining term of lease
Lease in place value	Remaining term of lease including expected renewals
Lease costs	Remaining term of lease
Above and below market leases	Remaining term of lease

(b)   For the nine months ended September 30, 2012 (in thousands):

Pro Forma Adjustments
Rental property revenue	$4,474
Other income	44
Above market lease value amortization	(456)
Income from office and parking properties	4,062

Property operating expenses	2,022
Depreciation and amortization	3,254
Total expenses	5,276
Operating loss	(1,214)
Interest expense	(2,159)
Loss from continuing operations	(3,373)
Net loss attributable to noncontrolling interests	-
Loss from continuing operations attributable to common stockholders	$(3,373)

                                     Depreciation is provided by the straight-line method over the estimated useful life of the asset as defined in (a) above.

(c)   The pro forma effect of the NASCAR Plaza acquisition on interest expense related to additional borrowings on the Company's notes payable to banks ($56.6 million at September 30, 2012 with an effective interest rate of 4.0% for the year ended December 31, 2011 and 2.5% for the nine months ended September 30, 2012) was $2.3 million for the year ended December 31, 2011 and $1.1 million for the nine months ended September 30, 2012.  The pro forma effect on interest expense related to mortgage notes payable ($43.0 million at September 30, 2012 with an effective interest rate of 3.4%) was $1.5 million for the year ended December 31, 2011 and $1.1 million for the nine months ended September 30, 2012.

 2.       No additional income tax expenses were provided because of the Company's net operating loss carryover and status as a REIT.